CANCELLATION OF PROMISSORY NOTE

This Cancellation of Promissory Note (“Cancellation Agreement”) is entered into this 27th day of December, 2013, between San Lotus Holding Inc. (“SLH”) and Yu, Chien-Yang (the “Land Seller”).

RECITALS

A.	WHEREAS, SLH assumed a certain Promissory Note dated as of December 27, 2013 and originally held by Green Forest Management Consulting Inc. in the original principal amount of Two Hundred Million Three Hundred One Thousand Nine Hundred Eighty Five New Taiwan Dollars (TWD $200,301,985), in favor of the Land Seller (the “Note”);

B.	WHEREAS, the Land Seller used the funds owed under the Note to subscribe to shares of SLH common stock, which stock was distributed pursuant to the instructions of the Land Seller as indicated on Schedule A attached hereto;

C.	WHEREAS, the parties hereto agree that there are no obligations outstanding among the parties whatsoever relating to the Note; and

D.	NOW, THEREFORE, the parties hereto desire to cancel the Note.

AGREEMENT

The Note is hereby terminated and cancelled and is of no further force and effect. The Land Seller hereby agrees to promptly return the Note to SLH.

IN WITNESS WHEREOF, the parties hereto have executed this Cancellation Agreement.

San Lotus Holding Inc.

By:	/s/ Chen, Li Hsing	/s/ Yu, Chien-Yang
	Chen, Li Hsing	Yu, Chien-Yang
Chairman of the Board

Green Forest Management Consulting Inc.

By:	/s/ Chiang, Yu-Chang
Chiang, Yu-Chang
Director

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Schedule A

PURCHASER LIST

Purchaser	Purchase Amount (TWD)	Purchase Amount(USD)	Purchasing Shares

Ocean Reserve Ltd.	$3,949,827	$133,215.1	659,154
Daphne Chen Ltd.	$7,601,411	$256,371.40	1,268,537
Rocky Yu Ltd.	$7,601,411	$256,371.40	1,268,537
Jackson Yu Ltd.	$7,601,411	$256,371.40	1,268,537
Dennis Yu Ltd.	$7,601,411	$256,371.40	1,268,537
Yates Ltd.	$50,934,253	$1,717,850.00	8,500,000
WEI CHI LTD.	$830,923	$28,024.40	138,666
UHAO LTD.	$1,024,671	$34,558.90	170,999
CHEN, MING-CHU	$399,480	$13,473.20	66,666
Joyful Wealth Co., Ltd.	$694,359	$23,418.50	115,876
Wang Yi Ltd.	$152,276	$5,135.80	25,412
Zhao Li Ltd.	$344,065	$11,604.20	57,418
FU TAI INTERNATIONAL CORP.	$26,541,372	$895,155.90	4,429,272
TUNG, HAO-LAN	$119,845	$4,042.00	20,000
WU,CHANG-MING	$179,768	$6,063.00	30,000
CHENG, SU-WEI	$479,381	$16,168.00	80,000
WU, PEI-CHEN	$29,961	$1,010.50	5,000
HSU HUANG, CHENG-TZU	$599,227	$20,210.00	100,000
LO, CHEN-LIEN	$395,489	$13,338.60	66,000
CHENG,SU-HUI	$119,845	$4,042.00	20,000
KU, FANG-HSIANG	$29,961	$1,010.50	5,000
WU,YING-SHIH	$149,807	$5,052.50	25,000
LIU,FEN	$59,923	$2,021.00	10,000
TSAI, HUI-CHAN	$119,845	$4,042.00	20,000
SUNG, SHAO-FEI	$59,923	$2,021.00	10,000
CHANG, YI-WEN	$778,994	$26,273.00	130,000
HSU, HSIN-CHUAN	$299,613	$10,105.00	50,000
HUANG,CHIA-CHENG	$29,961	$1,010.50	5,000
LIN,MIAO-CHEN	$1,498,066	$50,525.00	250,000
LEE YU, LI-FANG	$239,691	$8,084.00	40,000
CHIANG, YA-YING	$59,923	$2,021.00	10,000
Benchmark Assets Management Limited	$213,246	$7,192.10	35,587
SONG,YA-RU	$19,871	$670.20	3,316
TSENG, HSIANG-CHIH	$73,909	$2,492.70	12,334
LIN,CHIA-LING	$9,989	$336.90	1,667
HUANG,CHING-YI	$8,323	$280.70	1,389
LIU,SAN-YU	$22,638	$763.50	3,778

2

CHEN,QUAN-PING	$23,969	$808.40	4,000
PENG, YI-CHEN	$29,961	$1,010.50	5,000
HSIEH,CHUN-FANG	$24,304	$819.70	4,056
CHEN,LING-JU	$31,986	$1,078.80	5,338
MagicNLP Ltd.	$975,150	$32,888.70	162,735
Brilliant Fine Co., Ltd.	$1,597,904	$53,892.20	266,661
LIN, CHI-PING	$90,848	$3,064.00	15,161
BABAIYI LTD	$2,459,346	$82,945.90	410,420
ZHOU, YINZHI	$4,494,199	$151,575.00	750,000
NING,CHI-WEI	$131,765	$4,444.00	21,989
CHU,CHE-TZU	$329,509	$11,113.30	54,989
YIN,CHIEN	$8,664	$292.20	1,446
HUANG,HUI-TING	$77,977	$2,629.90	13,013
HO, CHEN-YEN	$251,441	$8,480.30	41,961
CHANG, CHIA-WEN	$35,079	$1,183.10	5,854
YANG, CHAN-CHEN	$1,056	$35.60	176
ZHAO, TIANXING	$101,946	$3,438.30	17,013
KAN, CHIH-HAO	$2,176	$73.40	363
YANG, CHUN-YI	$6,538	$220.50	1,091
CHEN, HSIN-LAN	$41,142	$1,387.60	6,866
CHEN, CHI-HUA	$39,212	$1,322.50	6,544
LiJin Ltd	$4,119,684	$138,943.80	687,500
Yake's Ltd	$374,518	$12,631.30	62,500
HSU,HAO-CHE	$9,989	$336.90	1,667
CHEN,WEI-TING	$10,031	$338.30	1,674
LU,CHING-HO	$23,382	$788.60	3,902
LIU, ZHAOLIN	$3,745,166	$126,312.50	625,000
HSU,CHEN-EN	$10,941	$369.00	1,826
GU,YA-TING	$9,983	$336.70	1,666
HUANG,YINGCHAO	$64,717	$2,182.70	10,800
CHENG, SHAOHONG	$39,950	$1,347.40	6,667
HSIEH, HSIN-CHOU	$8,534,681	$287,847.60	1,424,283
LEE, SHANG-CHE	$19,972	$673.60	3,333
TSENG, JUI-CHUN	$665,806	$22,455.50	111,111
KUO, HSIEN-TSUNG	$319,585	$10,778.60	53,333
WAN, CHIEN-CHENG	$133,161	$4,491.10	22,222
KUO, SHU-YUN	$798,967	$26,946.60	133,333
CHIU, I-LANG	$798,967	$26,946.60	133,333
HSIAO, HUNG-CHANG	$883,781	$29,807.10	147,487
LO, HUAI-JUNG	$399,486	$13,473.40	66,667
HSU, KUO-HAO	$1,424,828	$48,054.90	237,778
TSAI, MEI-LI	$66,579	$2,245.50	11,111
CHEN, YI-WEN	$16,646	$561.40	2,778
LIN, CHIH-CHI	$19,972	$673.60	3,333
LIN, HSIN-CHIEH	$33,288	$1,122.70	5,555
LIN, HUI-CHUAN	$665,806	$22,455.50	111,111
CHANG, LING-LIN	$798,967	$26,946.60	133,333
LIN, YU-SHAN	$132,909	$4,482.60	22,180
CHEN, SHU-CHI	$66,579	$2,245.50	11,111

3

LEE, YAO-HUANG	$13,316	$449.10	2,222
HSIEH, LI-CHUAN	$399,486	$13,473.40	66,667
LIANG, SHIH-JU	$299,613	$10,105.00	50,000
TAI, KUO-HAO	$395,567	$13,341.20	66,013
ZHANG, YIXIN	$1,997,420	$67,366.60	333,333
LIN, YI-WEN	$403,154	$13,597.10	67,279
TSAI, TSU-CHIN	$402,745	$13,583.30	67,211
TSAI, SUNG-MING	$610,203	$20,580.20	101,832
CHANG, CHING-HSIAO	$227,706	$7,679.80	38,000
CHANG, CHING-YI	$227,706	$7,679.80	38,000
HU, LIAN-YUN	$119,845	$4,042.00	20,000
LIN, SU-E	$141,890	$4,785.50	23,679
CHEN, PING-YU	$80,313	$2,708.70	13,403
SHIEH, LING-LING	$397,737	$13,414.40	66,375
LAI, ZIH-LING	$397,737	$13,414.40	66,375
LEE, CHU-LING	$256,529	$8,651.90	42,810
CHEN, LIN-HUNG	$101,869	$3,435.70	17,000
TANG, CHI-HAO	$259,663	$8,757.60	43,333
JIANG, YU TU	$310,100	$10,458.70	51,750
LIN, CHIN CHAI	$584,449	$19,711.60	97,534
CHEN, YA-FEN	$17,977	$606.30	3,000
YANG, YU-WEI	$23,969	$808.40	4,000
WU, CHEN-YI	$5,992	$202.10	1,000
LIU, MING-KUN	$217,717	$7,342.90	36,333
LIU, CHIA-YI	$39,950	$1,347.40	6,667
Guyi Ltd.	$798,967	$26,946.60	133,333
LIAO, PEN-CHUN	$299,613	$10,105.00	50,000
HUANG, CHIN-YEN	$519,332	$17,515.40	86,667
CHEN, SHU-CHIN	$39,950	$1,347.40	6,667
CHEN, YI-RU	$39,950	$1,347.40	6,667
HUANG, HSIN-CHI	$79,895	$2,694.60	13,333
Aeki Ltd.	$95,114	$3,207.90	15,873
CHANG, CHIA-CHEN	$95,114	$3,207.90	15,873
LI, CHINE-LIN	$19,026	$641.70	3,175
Fuxin Ltd.	$123,649	$4,170.30	20,635
KO, BO-CHENG	$39,950	$1,347.40	6,667
LU, HUNG-CHIEH	$32,215	$1,086.50	5,376
LIN, PING-YI	$79,901	$2,694.80	13,334
LEE, PO-MING	$74,905	$2,526.30	12,500
TSAI, CHENG-HAN	$11,985	$404.20	2,000
LIN, CHANG-JEN	$59,923	$2,021.00	10,000
TSENG, LI-FU	$44,517	$1,501.40	7,429
CHEN, CHIA-YI	$19,978	$673.80	3,334
WU, YUNG-YUN	$39,950	$1,347.40	6,667
WU, JUI-TZU	$515,459	$17,384.80	86,021
LIN, CHIH-PENG	$951,151	$32,079.30	158,730
Kajar Tsai Ltd.	$332,901	$11,227.70	55,555
KUO, CHO-SHAO	$59,923	$2,021.00	10,000

4

LIN, LIEH-HUI	$59,923	$2,021.00	10,000
Wang Chien-An	$59,923	$2,021.00	10,000
LIAO, JIUN-NAN	$59,923	$2,021.00	10,000
WEI, TZU-NING	$279,611	$9,430.40	46,662
Tsai, Han-Yu	$419,459	$14,147.00	70,000
Show King Holdings Inc	$1,141,382	$38,495.20	190,476
WANG SHAO YU	$172,302	$5,811.20	28,754
LIN SHAN WEI	$863,310	$29,116.70	144,071
HUANG YEE CHUNG	$172,901	$5,831.40	28,854
HUANG YEN CHE	$172,901	$5,831.40	28,854
CHAN JOSHUA CHEUK LUN	$231,955	$7,823.10	38,709
Allegro Equity Ltd.	$5,271,174	$177,779.90	879,663
Bellini Ventures Ltd.	$7,490,331	$252,625.00	1,250,000
Tree of Knowledge Ltd.	$2,996,133	$101,050.00	500,000
WANG, WEN-SHENG	$433,839	$14,632.00	72,400
LIN, CHIA-MIN	$10,247	$345.60	1,710
KUAN, CHANG-YU	$59,923	$2,021.00	10,000
ANCLA Ltd.	$2,996,133	$101,050.00	500,000
FUI CHEUNG	$2,996,133	$101,050.00	500,000
13 Fangs Ltd	$$2,996,133	$101,050.00	500,000
Amber Wang Ltd.	$2,996,133	$101,050.00	500,000
Dawn Michelle	$299,613	$10,105.00	50,000
Total:	$200,301,985	$6,755,547.6	33,426,757

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